Major acquisitions and Disposals	3 Months Ended
Mar. 31, 2012
Major acquisitions and Disposals
Major acquisitions and Disposals

5              Major acquisitions and Disposals

In January 2012, the Extraordinary General Meeting of shareholders of Vale Fertilizantes S.A. (Vale Fertilizantes) has approved the redemption of 5,314,386 remaining outstanding shares, including common and preferred, and representing 0.94% of total shares of Vale Fertilizantes. Thus, Vale now holds 100% of the total common shares and 100% of preferred shares of Vale Fertilizantes. For this transaction Vale paid US$ 76 and accounts an effect of US$ 10 on equity.

In February 2011, we concluded the transaction announced in May, 2010 with Norsk Hydro ASA (Hydro), to transfer all of our stakes in Albras-Alumínio Brasileiro S.A. (Albras), Alunorte-Alumina do Norte do Brasil S.A. (Alunorte) and Companhia de Alumina do Pará (CAP), along with its respective off-take rights and outstanding commercial contracts, and 60% of Mineração Paragominas S.A (Paragominas), and all our other Brazilian bauxite mineral rights. In December 31, 2010 these assets were demonstrated as assets held for sale in our balance sheet.

For this transaction we received US$ 1,081 in cash and 22% equivalent to 447,834,465 shares of Hydro’s outstanding common shares outstanding (approximately US$ 3.5 billion according to Hydro’s closing share price at the date of the transaction). Three and five years after the closing of the transaction, we will receive two equal tranches of US$ 200 each in cash, related to the remaining payment of 40% of Mineração Paragominas S.A. From the date of the transaction, Hydro has been accounted for by the equity method.

The gain on this transaction, of US$ 1,513 was recorded in the income statement in the line Gain on sale of assets.